Other Operating Expenses	12 Months Ended
Dec. 31, 2020
Other Operating Expense
Other Operating Expense	Note 5 Other Operating Expenses

	Year Ended December 31,
	2020	2019	2018
Exchange rate differences	—	4,464	2,090
Net loss on disposal of equipment	—	61	—
Total	—	4,525	2,090